                        SUPPLEMENT DATED MAY 1, 2006 TO

                       PROSPECTUS DATED MAY 1, 2006 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please keep it and keep it with your prospectus for future reference.

Income Payments

The following sentence should be inserted as the second sentence in the first paragraph in the "Income Payments" section of the prospectus:

       "The Annuity Commencement Date may not be a date beyond the oldest Annuitant's 100th birthday."

In addition, for "Plan 6 -- Fixed Income for Life" in the "Optional Payment Plans" provision under the "Income Payments" section, the reference to "age 95" should be revised to read "age 100."


19774 05/01/06